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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116



                             AMERICAN GROWTH SERIES
                        SUPPLEMENT DATED MARCH 24, 1998
       TO PROSPECTUS DATED MAY 1, 1997 AS SUPPLEMENTED NOVEMBER 20, 1997




Effective January 1, 1998, Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Roth IRAs may be funded through the purchase of the individual variable annuity contracts offered in this prospectus. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to a Roth IRA.